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                                                                    Exhibit 99.2

               Certification Pursuant To 18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                 Section 906 Of The Sarbanes-Oxley Act Of 2002



     I, Charles J. Kleman, Chief Financial Officer of Chico's FAS, Inc. (the "Company") certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Quarterly Report of the Company on Form 10-Q for the period ended November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


               /s/ Charles J. Kleman
               ---------------------
                   Charles J. Kleman
                   Chief Financial Officer
                   December 2, 2002